                                  SCHEDULE 14A
                                 (Rule 14a-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a party other than the Registrant _____

Check appropriate box:

___      Preliminary proxy statement
[X]      Definitive proxy statement
___      Definitive additional materials
___      Solicitation material

                              BT Investment Funds
                (Name of Registrant as Specified in Its Charter)

                    Board of Trustees of BT Investment Funds
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
        (paid upon filing of preliminary proxy materials on September 12, 1995.)

___ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

___     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)     Proposed maximum aggregate value of transaction:

____ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing:

(1) Amount previously paid:

(2) Form, schedule or registration no.:

(3) Filing party:

(4) Date filed:

                              BT INVESTMENT FUNDS
                       GLOBAL HIGH YIELD SECURITIES FUND


Dear Shareholder:

We are writing to let you know that a special meeting of Global High Yield Securities Fund (the "Fund") shareholders will be held on October 31, 1995 to vote on an important proposal that affects the Fund and your investment in it.


The Board of Trustees of BT Investment Portfolios has recently reviewed and unanimously approved a proposal to change the Global High Yield Securities Portfolio (the "Portfolio"), in which the Fund invests all of its investible assets, from a diversified to a non-diversified fund in terms of its investment limitations. Currently, as a diversified fund, with respect to at least 75% of the Portfolio's total assets, not more than 5% of those assets may be invested in a single issuer, including non-U.S. sovereign issuers. As a non-diversified investment company, effectively with respect to at least 50% of the Portfolio's total assets, not more than 5% of those assets may be invested in a single issuer, including non-U.S. sovereign issuers .

The Board of Trustees of BT Investment Portfolios has determined that it is in the best interests of the Portfolio's investors to manage the Portfolio as a non- diversified fund for several reasons. As a non-diversified fund, the Portfolio would be better able to pursue its investment objective of high current income. Many other funds with a similar investment objective and strategy are non- diversified. As a non-diversified fund, the Portfolio will have the flexibility to focus its investments when market conditions warrant, but will still have the ability to be more diversified if the investment environment changes. In many of the countries in which the Portfolio invests, there are a limited number of issued securities suitable for investment by the Portfolio. As a non-diversified fund, the Portfolio will be able to invest to a greater extent in countries and issuers that the Portfolio's investment adviser believes represents attractive investment opportunities. However, the Portfolio's flexibility to focus a greater percentage of its investments in fewer issuers and countries could expose the Fund to the risk of greater fluctuations in net asset value per share.

The Board of Trustees of BT Investment Funds has proposed an identical change for the Fund. For a more complete discussion of this proposal and the potential benefits and risks, please read the proxy statement in full.


As a shareholder of the Fund, you have the opportunity to voice your opinion on this proposal. The enclosed package contains information about the proposal and the materials to use when voting by mail. PLEASE VOTE PROMPTLY. YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN. IN ORDER TO SPARE THE EXPENSE OF FOLLOW-UP SOLICITATIONS, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN THE CARD AS SOON AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE.

If you have any questions before you vote, please contact your service representative. Thank you for your participation.

Sincerely,



Bankers Trust Company
Investment Adviser of the Portfolio

                             BT INVESTMENT FUNDS
                      GLOBAL HIGH YIELD SECURITIES FUND
               6 St. James Avenue, Boston, Massachusetts 02116
                                (800) 422-6577
                               ----------------

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD OCTOBER 31, 1995
                               ----------------

    A Special Meeting of Shareholders of the Global High Yield Securities Fund (the "Fund") a series of BT INVESTMENT FUNDS (the "Trust") will be held at the offices of the Trust, 6 St. James Avenue, Boston, Massachusetts 02116, on October 31, 1995, at 10:00 a.m. for the following purposes, all as set forth in the accompanying Proxy Statement. The Trust seeks to achieve the investment objectives of the Fund by investing all of the investable assets of the Fund in the Global High Yield Securities Portfolio (the "Portfolio") which has the same investment objectives as the Fund.

    PROPOSAL 1. To consider and act upon a proposal to change the classification of each of the Fund and the Portfolio as a diversified fund to that of a non-diversified fund; and

    PROPOSAL 2. To transact such other business as may properly come before the special meeting or any adjournment thereof.

         YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.

    Only shareholders of record on September 15, 1995 will be entitled to vote at the meeting.


                                THOMAS M. LENZ
                                Secretary


September 29, 1995

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSES OF A SECOND SOLICITATION. THE STAMPED, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

        REGISTRATION                                VALID SIGNATURES
        ------------                                ----------------
    CORPORATE ACCOUNTS
        (1) ABC Corp. ............................  ABC Corp.
        (2) ABC corp. ............................  John Doe, Treasurer
        (3) ABC Corp.
              c/o John Doe, Treasurer ............  John Doe
        (4) ABC Corp. Profit Sharing Plan ........  John Doe, Trustee

    TRUST ACCOUNTS
        (1) ABC Trust ............................  Jane B. Doe, Trustee
        (2) Jane B. Doe, Trustee
              u/t/d 12/28/78 .....................  Jane B. Doe

    CUSTODIAL OR ESTATE ACCOUNTS
        (1) John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA ......  John B. Smith
        (2) John B. Smith ........................  John B. Smith, Jr., Executor

                               PROXY STATEMENT

    This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of BT Investment Funds (the "Trust") to be used at a Special Meeting of Shareholders (the "Meeting") of the Global High Yield Securities Fund (the "Fund") a series of the Trust, to be held at the offices of the Trust, 6 St. James Avenue, Boston, Massachusetts 02116, on October 31, 1995, at 10:00 a.m., for the purposes set forth in the accompanying Notice. Unless instructions to the contrary are marked, proxies will be voted "FOR" the proposal to change the Fund's classification as a "diversified" fund to a "non-diversified" fund and for any other proposal that may come before the meeting. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Service Agent which is the agent of record with respect to the shares represented by the proxy (see back panel for address and telephone number).


    On September 15, 1995, the Fund had 2,374,062 shares of beneficial interest outstanding and entitled to vote. As of September 15, 1995, all Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund and of the Trust. The following persons beneficially owned more than 5% of the outstanding shares of the Fund on September 15, 1995 (the "Record Date"): Lawrence J. DeGeorge, P.O. Box 384, Wallingford, Connecticut 06492 beneficially owned 297,767.045 shares (12.5%) of the Fund and Florence A. DeGeorge, P.O. Box 384, Wallingford, Connecticut 06492 beneficially owned 127,614.449 shares (5.4%) of the Fund.


    Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the shares of the Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non- votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposal 1. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR Proposal 1 and FOR any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of BT Investment Funds, 6 St. James Avenue, Boston, Massachusetts 02116. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for Proposal 1.

    The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on July 21, 1986. The mailing address of the Trust is 6 St. James Avenue, Boston, Massachusetts 02116.

    The Fund seeks to achieve its investment objective by investing all of its investable assets ("Assets") in Global High Yield Securities Portfolio (the "Portfolio"). The Portfolio, which has the same investment objective as the Fund, is a series of BT Investment Portfolios, an open-end management investment company. Shareholders of the Fund are being asked to vote on this proposal with respect to the Portfolio because the Portfolio has requested its investors (principally the Trust) to vote on the proposal. The Trust will cast all of the Fund's votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes as an investor in the Portfolio. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote (including abstentions).

    If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting (or any adjournment thereof). Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about September 29, 1995.

    At the Meeting, shareholders will vote to approve or disapprove the items set forth in the accompanying Notice. As used in this Proxy Statement, "Majority Shareholder Vote" shall mean the affirmative vote of a majority of the outstanding voting securities of the Fund. "Majority of the outstanding voting securities of the Fund" means the lesser of (a) 67% of the Fund's shares present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

    Approval of the proposal with respect to the Portfolio will also require approval by a majority of the outstanding voting securities of the Portfolio.

PROPOSAL 1. -- TO CONSIDER AND ACT UPON A PROPOSAL TO CHANGE THE
               CLASSIFICATION OF EACH OF THE FUND AND THE PORTFOLIO AS A "DIVERSIFIED" FUND TO THAT OF A "NON-DIVERSIFIED" FUND.

    The Portfolio is currently classified as a diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act requires that with respect to 75% of its total assets, a diversified fund may not invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. A diversified fund may invest the other 25% of its assets without regard to the foregoing 5% and 10% limitations (the "25% non-diversified basket"). The U.S. Government, its agencies and instrumentalities are not included within the definition of "issuer" for purposes of the diversification requirements under the 1940 Act and therefore securities issued by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") (and repurchase agreements collateralized by U.S. Government Securities) are not subject to the 5% and 10% limitations. Foreign government securities, however, are subject to the diversification requirements of the 1940 Act.

    It is proposed that the Fund's shareholders approve changing the classification of each of the Fund and the Portfolio from a diversified fund to a non-diversified fund for purposes of the 1940 Act. As a non-diversified fund, the Portfolio would no longer be subject to the above described 1940 Act diversification requirements. However, in order to enable the Fund (and other registered investment companies which may in the future invest all of their Assets in the Portfolio) to qualify as a regulated investment company (a "RIC") the Portfolio must comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for U.S. federal income tax purposes.

    In order to enable the Fund to qualify as a RIC under the Code, the Portfolio must comply with certain requirements, including diversifying its investments so that at the close of each quarter of its taxable year (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, or any two or more issuers which are controlled by the Portfolio and engaged in the same, similar or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer (the "50% non-diversified basket"). As in the case of the 1940 Act requirements discussed above, investment in U.S. Government Securities (but, in the case of the Code requirements, not including repurchase agreements collateralized by U.S. Government Securities) are not included within the definition of "issuer" for purposes of the diversification requirements of the Code, while foreign government securities are included within such definition.


    The Portfolio seeks to achieve its investment objective in part by taking positions in the securities of one issuer, including Brady bonds, of a particular country. Such positions may represent more than 5% of the Portfolio's total assets ("larger than 5% positions") or more than 10% of the voting securities ("larger than 10% voting positions") of smaller issuers ("small issuers"). The diversification requirements of the 1940 Act discussed above limit the degree to which the Portfolio may pursue these strategies. At the present time, nearly 23% of the Portfolio's total assets are invested in a combination of larger than 5% positions. This allocation of assets effectively fills the Portfolio's permitted 25% non-diversified basket. The Portfolio is unable to pursue investment in any additional larger than 5% positions without liquidating existing positions in the non-diversified basket. Similarly, the Portfolio would like to enter into additional larger than 5% positions, but the Portfolio currently is unable to do so without first liquidating existing positions in the 25% non-diversified basket. Because the Portfolio does not wish to continue to forego attractive investment opportunities or, alernatively, be forced to liquidate existing positions prematurely in order to take advantage of such opportunities, Bankers Trust Company ("Bankers Trust"), the Portfolio's investment adviser, believes that it is advisable to change the Portfolio's classification as a diversified fund to that of a non-diversified fund. As a non-diversified fund, the Portfolio would be subject to the larger 50% non-diversified basket, and accordingly, would be permitted to invest an additional 25% of its assets without regard to the 5% and 10% limitations. Since the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, the classification of the Fund should be the same as the Portfolio.


    As stated above, changing the Portfolio's status from diversified to non-diversified may increase the flexibility with which Bankers Trust could invest the Portfolio's assets. However, as a general matter, as a non-diversified fund, the Portfolio may invest a relatively high percentage of its assets in obligations of a limited number of issuers, and may therefore be more susceptible than a diversified fund to any single economic, political or regultory occurrence. In addition, the Portfolio may be affected to a greater degree to changes in an issuer's financial condition or in the market's assessment of an issuer. As a result, to the extent that the Portfolio assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than it would if the Portfolio remained as a diversified company.


    THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT THE FUND'S SHAREHOLDERS APPROVE PROPOSAL 1.


PROPOSAL 2. -- OTHER BUSINESS

    Neither the Trustees of the Trust nor the persons appointed as proxies are aware of any matters other than those set forth in the accompanying Notice of Special Meeting which may be presented by others, nor do they have any intention of bringing before the meeting for action any matters other than those specified in such Notice. If any other business shall properly come before the Meeting, the persons appointed as proxies shall vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION

                              VOTING INFORMATION

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of the Trust to be used at the Special Meeting of Shareholders of the Fund to be held at 10:00 A.M. on October 31, 1995, at the offices of the Trust, 6 St. James Avenue, Boston, Massachusetts, and at any adjournment thereof. This Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Fund on or about September 29, 1995.


    Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Trust, Signature Broker-Dealer Services, Inc., the distributor of shares of the Fund, and/or Bankers Trust. The aggregate cost of solicitation of the shareholders of the Fund is expected to be approximately $7,500. Expenses of the proxy solicitation and the preparation of enclosures to the Proxy Statement, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Fund and expenses incurred in connection with the preparation of this Proxy Statement, will be borne by the Fund.


    In the event that sufficient votes to approve Proposal 1 are not received by October 31, 1995, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon a decision to adjourn the Meeting.

                            SHAREHOLDER PROPOSALS

    The Trust does not hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address on the cover page of this Proxy Statement.

                  IT IS IMPORTANT THAT PROXIES BE RETURNED.


                                                             BT INVESTMENT FUNDS

                     INVESTMENT ADVISER AND ADMINISTRATOR
                            Bankers Trust Company
                               280 Park Avenue
                              New York, NY 10015

                                 DISTRIBUTOR
                    Signature Broker-Dealer Services, Inc.
                              6 St. James Avenue
                               Boston, MA 02116

                         TRANSFER AGENT AND CUSTODIAN
                            Bankers Trust Company
                               280 Park Avenue
                              New York, NY 10015

                                SERVICE AGENT
                            Bankers Trust Company
                               280 Park Avenue
                              New York, NY 10015



                                    AUDITORS
                            Coopers & Lybrand L.L.P.
                         1251 Avenue of The Americas
                              New York, NY 10020


                                   COUNSEL
                          Willkie Farr and Gallagher
                             One Citicorp Center
                             153 East 53rd Street
                           New York, NY 10022-4669

                             BT INVESTMENT FUNDS
                     6 St. James Avenue, Boston, MA 02116
                                (800) 422-6577

                             BT INVESTMENT FUNDS
                      GLOBAL HIGH YIELD SECURITIES FUND
                              6 ST. JAMES AVENUE
                         BOSTON, MASSACHUSETTS 02116


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby appoints Philip W. Coolidge, John R. Elder, Linda T. Gibson, James S. Lelko, Jr., Thomas M. Lenz and Andres E. Saldana as proxies, each with the power to appoint his substitute, and hereby authorizes each of them acting singly or jointly to represent and to vote, as designated below, all shares of beneficial interest of Global High Yield Securities Fund (the "Fund") a series of BT Investment Funds held of record by the undersigned on September 15, 1995 at the Meeting of Shareholders to be held on October 31, 1995 or any adjournment thereof. Such proxies are also authorized to vote in their discretion on such other matters as may properly come before the Meeting or any adjournment thereof.





THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

1. To consider and act upon a proposal to change the classification of each of the Fund and the Portfolio as a "diversified" fund to that of a "non-diversified" fund.

            FOR                AGAINST            ABSTAIN
            [ ]                  [ ]                [ ]


                                            ----------------------------------
                                                           Date

                                            ----------------------------------
                                                       Signature(s)

                                            ----------------------------------
                                                 Signature (Joint Owners)

                                            YOUR VOTE IS IMPORTANT. Please
                                            complete, sign and return this
                                            card as soon as possible. Mark
                                            with an X in the box.